Exhibit 99.4

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

A

	% of pool	average LTV	CLTV above 80%	CLTV above 90%	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%
FICO below 600	36.16%	76.59	24.47	6.43	65.28	97.29	7.940	12.78	3.24	4.54	41.52	41.64
FICO below 580	24.18%	75.79	25.20	5.86	61.01	97.25	8.240	12.27	2.33	0.23	41.41	41.49
FICO below 560	17.37%	75.26	21.76	4.04	59.28	97.15	8.378	13.03	1.99	0.22	41.47	42.41

B

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
LTV above 85%	16.89%	95.16	28.10	13.49	58.11	96.65	9.121	49.12	2.02	5.35	41.86	39.94	100.00	62.06
LTV above 90%	10.48%	98.68	22.17	12.16	55.20	99.85	9.895	72.35	0.00	0.00	42.68	43.85	100.00	100.00
LTV above 95%	8.00%	99.90	8.06	0.00	44.65	100.00	10.060	85.92	0.00	0.00	42.69	43.84	100.00	100.00

C

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
DTI > 40%	64.17%	80.14	35.15	21.98	49.34	97.36	7.528	13.10	4.58	17.08	46.63	63.88	19.16	0.00
DTI > 45%	40.99%	80.18	36.73	22.97	50.91	97.22	7.545	11.97	5.85	17.39	48.59	100.00	23.49	11.21
DTI > 50%	4.62%	75.98	63.84	46.97	93.71	95.86	7.499	7.92	1.58	1.47	53.04	100.00	23.79	2.89
Average DTI	41.65%

D

	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	CLTV > 90%
Non Owner Occ	2.66%	74.62	24.66	14.26	45.68	0.00	7.696	19.58	0.00	0.00	38.15	32.18	19.16	0.00
Stated Docs	46.91%	79.32	26.35	19.04	0.00	95.96	7.770	14.11	3.81	15.65	42.30	42.69	19.64	10.01
Loans below 100k	15.21%	86.88	30.37	19.00	56.48	96.30	9.032	100.00	0.00	1.05	39.72	32.25	56.78	49.85
IO Loans	16.34%	79.37	10.05	0.24	55.09	99.83	6.744	0.98	9.87	100.00	42.26	43.62	7.02	0.00

E When do IOs reset

Months to next reset (arms only)	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA CLTV	WA FICO
56 - 60	496	128,297,738	16.34%	6.744	358	79.37	655

Total	3,496	666,660,029	84.93%	7.267	358	77.81	612.47

F

Is DTI off current mortgage rate for IO YES

G Summary of pool per grades

Credit Grade	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
A	4,854	724,749,682.60	92.33%	7.404	341	79.9	622
B	250	42,183,801.06	5.37%	8.19	357	73.79	560
C	124	18,045,380.79	2.30%	9.09	358	67.25	549

Total:	5,228	784,978,864	100.00%	7.485	342	79.28	617

H What are top 10 cities and average strats for each

Top 10 Cities of Overall Pool	Loans	Balance ($)	Balance	Rate (%)	(months)	WA CLTV	Score
MIAMI	204	31,232,600.18	3.98%	7.451	336	81.92	635
LAS VEGAS	68	11,035,408.66	1.41%	6.91	338	78.1	638
LOS ANGELES	36	9,569,802.26	1.22%	6.989	349	72.16	632
ORLANDO	52	7,430,699.32	0.95%	7.385	348	79.26	600
HOUSTON	88	7,019,099.29	0.89%	8.166	320	80.22	604
RIVERSIDE	31	6,996,961.84	0.89%	6.839	340	79.73	643
PHOENIX	44	6,612,505.98	0.84%	7.393	352	75.33	598
CORAL SPRINGS	33	6,353,468.09	0.81%	7.654	345	81.06	625
HIALEAH	44	6,265,088.19	0.80%	7.336	343	80.26	636
FORT LAUDERDALE	33	5,907,788.42	0.75%	7.258	349	78.61	619

Total:	633	98,423,422	12.54%	7.338	341	79.28	627

I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

LTV > 90	Loans	Balance ($)	% of Balance	Rate (%)	% stated Doctype	% IO Loans	% non-owner Occupied	% Fico Less Than 600
	—	—	—	—	—	—	—	—

J What is max LTv fo stated income and minimum FICO for stated income?

MAX LTV, STATED INC.	100
MIN FICO, STATED INC.	485

K What is min FICO for loans above 90% LTV

Min Fico for ltv greater than 90:	543

L	Seasoning hisotry - any over 3m? YES	0.04

M Excess spread?                             see page 17 of the termsheet

    what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR.     ** PLEASE SEE ITEM N (Next Tab)**

O Please specify as part of the strats , silent seconds, second liens, MH,   ☐  ☐

MH:	None
Second	Lien: 8.66%

% of loans of group II with Silent Seconds:     45.62%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Period	Date	Available Funds Cap
0	15-Dec-05
1	25-Dec-05	21.323%
2	25-Jan-06	8.952%
3	25-Feb-06	9.030%
4	25-Mar-06	9.868%
5	25-Apr-06	9.238%
6	25-May-06	9.615%
7	25-Jun-06	9.366%
8	25-Jul-06	9.637%
9	25-Aug-06	9.457%
10	25-Sep-06	9.430%
11	25-Oct-06	9.696%
12	25-Nov-06	9.512%
13	25-Dec-06	9.673%
14	25-Jan-07	9.472%
15	25-Feb-07	9.506%
16	25-Mar-07	10.301%
17	25-Apr-07	9.577%
18	25-May-07	9.851%
19	25-Jun-07	9.650%
20	25-Jul-07	9.927%
21	25-Aug-07	9.725%
22	25-Sep-07	9.764%
23	25-Oct-07	9.831%
24	25-Nov-07	9.626%
25	25-Dec-07	10.004%
26	25-Jan-08	9.775%
27	25-Feb-08	9.842%
28	25-Mar-08	10.524%
29	25-Apr-08	10.618%
30	25-May-08	10.999%
31	25-Jun-08	10.727%
32	25-Jul-08	11.104%
33	25-Aug-08	10.823%
34	25-Sep-08	10.872%
35	25-Oct-08	11.941%
36	25-Nov-08	11.649%
37	25-Dec-08	12.108%
38	25-Jan-09	11.457%
39	25-Feb-09	11.110%
40	25-Mar-09	12.169%
41	25-Apr-09	11.597%
42	25-May-09	11.932%
43	25-Jun-09	11.554%
44	25-Jul-09	11.884%
45	25-Aug-09	11.506%
46	25-Sep-09	11.482%
47	25-Oct-09	11.967%
48	25-Nov-09	11.570%
49	25-Dec-09	11.965%
50	25-Jan-10	11.585%
51	25-Feb-10	11.559%
52	25-Mar-10	12.668%
53	25-Apr-10	11.534%
54	25-May-10	11.861%

Assumptions:

Forward LIBOR + 200 bps

FRM: 50% PPC

ARM: 125% PPC

No Loss

To Call

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.